Form of Purchase Agreement




                                HSBC HOLDINGS PLC
              (a public limited company incorporated under the laws
                              of England and Wales)



                          Subordinated Debt Securities

                                       and

                           American Depositary Shares

                                  Representing

                      Dollar-denominated Preference Shares



                                  -------------


                               PURCHASE AGREEMENT




                                     Dated:

                                HSBC HOLDINGS PLC
              (a public limited company incorporated under the laws
                              of England and Wales)

                          Subordinated Debt Securities
                                       and
                           American Depositary Shares
                                  Representing
                      Dollar-denominated Preference Shares

                                  ------------

                               PURCHASE AGREEMENT


                                                       [Date]

         [Names of Underwriters]


         Gentlemen and Ladies:

         HSBC Holdings plc, a public limited company incorporated under the laws of England and Wales (the "Company"), proposes to issue and sell from time to time, either together or separately, (i) subordinated debt securities ("Debt Securities") consisting of debentures, notes and/or other evidences of subordinated indebtedness and/or (ii) American Depositary Shares (the "ADSs"), each ADS representing one of the Company's Dollar-denominated Preference Shares, nominal value $.01 each (the "Shares" and, together with the Debt Securities, the "Securities"), in one or more offerings on terms determined at the time of sale and set forth in a terms agreement (the "Terms Agreement"). The Shares of more than one series may be offered and sold as units, in which case such units of Shares will be represented by units of ADSs of each corresponding series. The aggregate initial offering price of any combination of Securities will not exceed $3,750,000,000 or the equivalent thereof if Debt Securities are denominated in one or more foreign currencies or foreign currency units.

         The Debt Securities are to be issued under one of two Indentures, (each an "Indenture", together the "Indentures"), to be entered into between the Company and The Bank of New York, as trustee (the "Trustee"). The Debt Securities may be dated Debt Securities with a specified maturity date, issued under the Indenture relating thereto (the "Dated Indenture") or undated Debt Securities with no specified maturity date, issued under the Indenture relating thereto (the "Undated Indenture"). The Debt Securities may have varying designations, authorized denominations, maturities, rates or methods of calculation of interest, if any, and terms for payment thereof, if any, exchange, conversion, redemption or prepayment terms, if any, and other specific terms as set forth in the applicable Terms Agreement relating thereto.

         Each issue of Shares may vary, where applicable, as to series, number of Shares, public offering or purchase price, dividend rate or any other variable terms which the articles of association of the Company (the "Articles of Association") contemplate and as set forth in the applicable Terms Agreement.

         The Debt Securities and Shares to be issued and sold as specified in the applicable Terms Agreement shall be referred to herein as the "Offered Debt Securities" and the "Offered Shares," respectively, and collectively as the "Offered Securities." As used herein, unless the context otherwise requires, the term "Underwriters" shall mean the firm or firms specified as Underwriter or Underwriters in the applicable Terms Agreement relating to the Offered Securities and the term "you" shall mean the Underwriter or Underwriters, if no underwriting syndicate is purchasing the Offered Securities, or the representative or representatives of the Underwriters, if an underwriting syndicate is purchasing the Offered Securities, as specified in the applicable Terms Agreement.

         Unless otherwise specified in the applicable Terms Agreement, the Offered Debt Securities are to be deposited pursuant to a debt security deposit agreement (the "Debt Security Deposit Agreement") among the Company, a person designated by the Company as depositary (the "Book-Entry Depositary"), and the holders and beneficial owners of book-entry debt securities issued thereunder (the "Book-Entry Debt Securities") and such Offered Debt Securities will be offered and sold in the form of such Book-Entry Debt Securities. The Offered Shares are to be deposited pursuant to a deposit agreement (the "Deposit Agreement"), among the Company, The Bank of New York, as depositary (the "Depositary"), and the holders from time to time of the American Depositary Receipts (the "ADRs") issued thereunder and such Offered Shares will be offered in the form of ADSs evidenced by ADRs. The Offered Debt Securities, Offered Shares and ADRs are more fully described in the Prospectus referred to below. References to an issue, offer or sale of any Securities hereunder shall include such issue, offer or sale in the form of Book-Entry Debt Securities or ADSs, as the case may be, where the context so allows.

         Whenever the Company determines to make an offering of Offered Securities, the Company will enter into a Terms Agreement providing for the sale of the applicable Offered Securities to, and the purchase and offering thereof by, the Underwriters. The Terms Agreement relating to the Offered Securities shall specify the type of Offered Securities to be issued, the names of the Underwriters participating in such offering (subject to substitution as provided in Section 12 hereof), the number of Offered Securities which each such Underwriter severally agrees to purchase, the price at which the Offered Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the time and place of delivery and payment and other specific terms. In addition, each Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Offered Securities to cover over-allotments, if any, and the amount of Offered Securities subject to such option (the "Option Securities"). As used herein, the term "Offered Securities" shall include the Option Securities, if any. The Terms Agreement may take the form of an exchange of any standard form of written telecommunication between you and the Company. Each offering of Offered Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon the Company and each Underwriter participating in the offering of such Offered Securities.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form F-3 (No.333-92024), including a prospectus, relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement as amended has been declared effective by the Commission. As provided in Section 4(a) hereof, for each offering of Offered Securities, a prospectus supplement reflecting the terms of the Offered Securities, the terms of the offering thereof and the other matters set forth therein will be prepared and filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." Such registration statement, as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement," and the basic prospectus included therein relating to all offerings of Securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein.

         The Company has filed with the Commission a registration statement on Form F-6 (No. 333-100072), relating to the registration of the ADSs under the 1933 Act, has filed such amendments to such registration statement as may have been required to the date hereof and will file such additional amendments to such registration statement as may hereafter be required to comply with the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"). Such registration statement as amended has been declared effective by the Commission. Such registration statement on Form F-6 relating to the ADSs, including the exhibits thereto, is herein called the "ADS Registration Statement."

         SECTION 1. Representations and Warranties. (a) The Company represents and warrants to you as of the date hereof, and to each Underwriter named in a Terms Agreement as of the date thereof (in each case, the "Representation Date"), as follows:

                  (i) The Registration Statement has become effective; no proceedings for such purpose are pending before or threatened by the Commission. At the time the Registration Statement became effective and at the Closing Time referred to below (and, if any Option Securities are purchased, on the Date of Delivery referred to below): (A) the Registration Statement and the Prospectus, complied or will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, (B) the Registration Statement and any supplement or amendment thereto, did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) the Prospectus and any amendment or supplement thereto, did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided however that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement or Prospectus. At the Closing Time, the Designated Indenture (as defined below) will comply in all material respects with the requirements of the Trust Indenture Act of 1939 (the "1939 Act") and the rules and regulations of the Commission thereunder (the "1939 Act Regulations").

                  (ii) No order preventing or suspending the use of any preliminary Prospectus has been issued by the Commission, and no stop order suspending the effectiveness of the Registration Statement is in effect.

               (iii) This Agreement has been duly authorized, executed and delivered by the Company. Upon execution and delivery of the applicable Terms Agreement by the Company, such Terms Agreement shall have been duly authorized, executed and delivered by the Company.

               (iv) The consolidated financial statements included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified. Such financial statements have been prepared in conformity with accounting principles generally accepted in the United Kingdom, applied, except as described in the Registration Statement, on a consistent basis throughout the periods involved. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The selected financial data and selected statistical information included in the Prospectus present fairly the information shown therein and, except as otherwise set forth in the Prospectus, have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement.

               (v) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of Offered Securities expressly for use in the Prospectus as amended or supplemented relating to such Offered Securities.

               (vi) The Company has been duly registered and is validly existing as a public limited company under the laws of England and Wales with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus.

               (vii) Each of the Company's subsidiaries has been duly organized and is validly exiting as a corporation under the laws of its country of incorporation; all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued and fully paid or partly paid and, if partly paid, not in default; the Company owns, directly or through its subsidiaries, the shares of capital stock held by it in each of the subsidiaries as set forth in the Prospectus, free and clear of any security interest, mortgage, pledge, lien, charge, encumbrance, claim, or equity; and none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any security holder of such subsidiary.

               (viii) The Company had at the date indicated the duly authorized and issued share capital as set forth in the condensed consolidated statement of changes in shareholders' equity included or incorporated by reference in the Prospectus; all of the issued share capital of the Company has been duly and validly authorized and issued and is fully paid and non-assessable; and the Debt Securities, the Book-Entry Debt Securities, the Shares and the ADRs conform to the descriptions thereof contained in the Registration Statement and the Offered Securities will conform to the descriptions thereof in the Prospectus and the related supplement to the Prospectus and such descriptions conform to the rights set forth in the instruments defining the same.

               (ix) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been (A) any material adverse change in or affecting the financial condition, earnings or general affairs of the Company and its subsidiaries, considered as one enterprise, or (B) any transaction entered into by the Company or any subsidiary, other than in the ordinary course of business, in each case that is material to the Company and its subsidiaries (considered as one enterprise) in the context of the issue of the Offered Securities.

               (x) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, in the aggregate, are material to the Company and its subsidiaries (considered as one enterprise) in the context of the issue of the Offered Securities; and, to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (xi) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of the Offered Securities.

               (xii) No registration of the Company under the Investment Company Act of 1940, as amended, (the "1940 Act") is required in connection with the issue and sale in the United States of the Offered Securities.

      (b) If the Offered Securities include Debt Securities, the Company also represents and warrants to you as of the date hereof, and to each Underwriter named in the applicable Terms Agreement as of the date thereof (in each case, the "Representation Date"), as follows;

               (i) The Dated Indenture or the Undated Indenture, as the case may be, with respect to such Debt Securities, each supplement thereto, if any, to the date hereof and the supplement thereto or board resolution setting forth the terms of such Offered Debt Securities (such Indenture, as so supplemented by such supplement or supplements and/or board resolution, being herein referred to as the "Designated Indenture"), have been duly authorized by the Company. The Designated Indenture as executed is or will be substantially in the form filed as an exhibit to the Registration Statement. The Designated Indenture, when duly executed and delivered (to the extent required by the Indenture) by the Company and the Trustee, will constitute a valid, binding and enforceable obligation of the Company assuming due authorization thereof by the Trustee, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (ii) The Debt Securities Deposit Agreement has been duly authorized, and, prior to the first Closing Time, will be duly executed and delivered by the Company and, assuming due authorization and execution by the Book-Entry Depositary, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (iii) The Offered Debt Securities shall, on the date of the applicable Terms Agreement, be duly authorized and, when such Debt Securities are executed, authenticated and delivered in the manner provided for in the Designated Indenture and issued and paid for in accordance with this Agreement and the applicable Terms Agreement, such Debt Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Designated Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (iv) Upon the due issuance by the Book-Entry Depositary of Book-Entry Debt Securities against the deposit of the Offered Debt Securities in accordance with the Debt Security Deposit Agreement, such Book-Entry Debt Securities will be duly and validly issued and persons in whose names such Book-Entry Debt Securities are registered will be entitled to the rights of registered holders of the Book-Entry Debt Securities specified in the Debt Security Deposit Agreement.

               (v) Other than as described or set forth in the Prospectus, the applicable Prospectus Supplement or the Registration Statement, on the basis of applicable United Kingdom law and published practice followed by the United Kingdom Inland Revenue, no stamp duty, capital duty, registration or other issue or documentary taxes are payable on (A) the creation, issue or delivery by the Company of the Offered Debt Securities or (B) assuming all of the following transactions take place outside the United Kingdom and any instruments of transfer remain at all times outside the United Kingdom, the deposit of the Offered Debt Securities under the Debt Security Deposit Agreement by the Company, the purchase by the Underwriters of the Book-Entry Debt Securities, the sale and delivery by the Underwriters of the Book-Entry Debt Securities, the execution and the delivery of this Agreement, any applicable Terms Agreement, the Debt Security Deposit Agreement or the consummation of the transactions contemplated hereby.

               (vi) The execution and delivery of this Agreement, the applicable Terms Agreement, the Designated Indenture and the Debt Security Deposit Agreement by the Company, the issuance and delivery of the Offered Debt Securities, the consummation by the Company of the transactions contemplated in this Agreement, the applicable Terms Agreement, the Debt Security Deposit Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement, the applicable Terms Agreement, the Designated Indenture and the Offered Debt Securities and the Debt Security Deposit Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the Memorandum and Articles of Association of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, charge or security interest upon any property or assets of the Company or any subsidiary under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, having jurisdiction over the Company or any of the properties of any of them (except, in each such case, for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the financial condition or general affairs of the Company and its subsidiaries (considered as one enterprise)).

               (vii) No authorization, approval, consent or license of any government, governmental instrumentality, authority or court is required for the issue and sale of the Offered Debt Securities or the consummation of the other transactions contemplated by this Agreement, the Debt Security Deposit Agreement, the applicable Terms Agreement or the Designated Indenture except (A) the registration of the Offered Debt Securities and the Book-Entry Debt Securities under the 1933 Act and the 1939 Act and (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Debt Securities by the Underwriters.

               (viii) There are no contracts or documents of a character required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described and filed as required.

      (c) If the Offered Securities include Shares, the Company also represents and warrants to you as of the date hereof, and to each Underwriter named in the applicable Terms Agreement as of the date thereof (in each case, the "Representation Date"), as follows:

               (i) When the ADS Registration Statement became effective, and at the Closing Time referred to below (and, if any Option Securities are purchased, up to the Date of Delivery referred to below): (A) the ADS Registration Statement and any amendments and supplements thereto did and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and (B) neither the ADS Registration Statement nor any amendment or supplement thereto did or will contain any untrue statement of a material fact or did or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (ii) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization and execution by the Depositary, constitutes a valid, legally binding and enforceable obligation of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (iii) The Offered Shares shall, on the date of the applicable Terms Agreement, be duly and validly authorized for issuance and sale pursuant to this Agreement (or will have been so authorized prior to each issuance of Shares), and, when ADSs are issued and delivered against payment therefor pursuant to this Agreement and the Terms Agreement relating to the Offered Shares, and, in the case of any Option Shares, pursuant to any over-allotment option (as described in Section 3 hereof), such ADSs will be duly and validly issued and fully paid and will not be subject to preemptive rights.

               (iv) Upon the due issuance by the Depositary of ADRs evidencing ADSs against the deposit of the Offered Shares in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of the ADRs specified therein and in the Deposit Agreement.

               (v) Other than as described or set forth in the Prospectus or the Registration Statement, on the basis of applicable United Kingdom law and published practice followed by the United Kingdom Inland Revenue, no stamp duty, capital duty, registration or other issue or documentary taxes are payable on (A) the creation, issue or delivery by the Company of the Offered Shares or (B) assuming all of the following transactions take place outside the United Kingdom and any instruments of transfer remain at all times outside the United Kingdom, the deposit of the Offered Shares under the Deposit Agreement by the Company, the purchase by the Underwriters of the ADSs evidenced by ADRs, the sale and delivery by the Underwriters of the ADSs evidenced by ADRs, the execution and delivery of this Agreement, any applicable Terms Agreement, the Deposit Agreement or the consummation of the transactions contemplated hereby.

               (vi) The execution and delivery of this Agreement, the applicable Terms Agreement and the Deposit Agreement by the Company, the issuance and delivery of the Offered Shares, the sale of the ADSs, as applicable, the consummation by the Company of the transactions contemplated in this Agreement, the applicable Terms Agreement, the Deposit Agreement and in the Registration Statement and the ADS Registration Statement and compliance by the Company with the terms of this Agreement, the applicable Terms Agreement, the Offered Shares and the Deposit Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the Memorandum and Articles of Association of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, charge or security interest upon any property or assets of the Company or any subsidiary under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, having jurisdiction over the Company or any of the properties of any of them (except, in each such case, for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the financial condition or general affairs of the Company and its subsidiaries (considered as one enterprise)).

               (vii) No authorization, approval, consent or license of any government, governmental instrumentality, authority or court is required for the allotment and issue and sale of the Offered Shares or the consummation of the other transactions contemplated by this Agreement, the Deposit Agreement, the applicable Terms Agreement or any over-allotment option except (A) the registration of the Offered Shares and ADSs under the 1933 Act and (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Shares by the Underwriters.

               (viii) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or the ADS Registration Statement that are not described and filed as required.

      (d) Any certificate signed by any officer of the Company or any subsidiary and delivered to you or to counsel for the Underwriters pursuant to the terms hereof shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         SECTION 2. Sale and Delivery in the United Kingdom. (a) Each of the Underwriters of Debt Securities represents and warrants to and agrees with the Company severally no jointly that, (1) in relation to Debt Securities which have a maturity of one year or more, it has not offered or sold and, prior to the expiry of six months from the date of issue of such Debt Securities, will not offer or sell any such Debt Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses, or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "POS Regulations"); (2) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) in connection with the issue or sale of such Debt Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; (3) in relation to any Debt Securities which must be redeemed before the first anniversary of the date of their issue, (A) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business, and (B) it has not offered or sold and will not offer or sell any such Debt Securities other than to persons: (x) whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses; or (y) who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses, where the issue of the Debt Securities would otherwise constitute a contravention of Section 19 of the FSMA by the Company; and (4) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Debt Securities in, from or otherwise involving the United Kingdom.

      (b) Each of the Underwriters of Shares represents and warrants to and agrees with the Company severally no jointly that: (1) it has not offered or sold and, prior to the expiry of a period of six months from the Closing Date, will not offer or sell any Shares to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the POS Regulations; (2) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of such Shares in circumstances in which
Section 21(1) of the FSMA does not apply to the Company; and (3) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Shares in, from or otherwise involving the United Kingdom.

         SECTION 3. Sale and Delivery to the Underwriters; Closing. (a) The several commitments of the Underwriters to purchase Offered Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

      (b) In addition, the Company may grant in any Terms Agreement an option to the Underwriters named in such Terms Agreement to purchase up to the amount of Option Securities specified in such Terms Agreement, upon the terms and conditions referred to in paragraph (a) of this Section 3. The option granted by any Terms Agreement must be exercised within the period specified in such Terms Agreement, and may be exercised in whole or in part (but not more than once) only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Offered Securities upon notice by you to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you after consultation with the Company but shall not be later than seven full Business Days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to only a portion of the Option Securities, the Company will sell such portion of the Option Securities to the Underwriters. If the option is exercised as to all or any portion of the Option Securities, the Option Securities as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions. The term "Business Day" shall mean any day on which banks in both (i) New York, New York and (ii) London, England are not required or authorized by law to close.

      (c) Payment of the purchase price for and underwriting commission in connection with any Offered Securities to be purchased by the Underwriters shall be made at the offices of Cleary, Gottlieb, Steen & Hamilton in London or at such other place as shall be agreed upon by the Company and you, at 10:00 A.M., New York City time, on the fifth Business Day (unless, in either case, postponed pursuant to Section 12 hereof) following the date of the applicable Terms Agreement, or such other time as you and the Company shall determine (each such date and time of payment and delivery being herein referred to as a "Closing Time"). In addition, in the event that the Company has granted an option to purchase Option Securities, payment of the purchase price for and underwriting commission in connection with, any Option Securities purchased pursuant to such option by the Underwriters shall be made at the offices of Cleary, Gottlieb, Steen & Hamilton set forth above or at such other place as the Company and you shall determine, on the Date of Delivery as specified in the notice from you to the Company. Payment shall be made to the Company by certified or official bank check or wire transfer in such funds as specified in the applicable Terms Agreement, payable to the order of the Company.

      (d) Unless otherwise specified in the applicable Terms Agreement, payment for the Offered Securities shall be made against delivery at the Closing Time (or on the Date of Delivery, in the event that the Company grants to the Underwriters the option described in Section 3(b) hereof to purchase any or all of the Option Securities, the Underwriters exercise such option and the Date of Delivery is later than the Closing Time), in the case of Debt Securities, to the Book-Entry Depositary, and, in the case of Shares, to The Bank of New York, as Depositary, so that the Depositary can issue ADRs evidencing ADSs representing interests in the Offered Shares. It is understood and agreed by the parties hereto that no delivery of Offered Securities to be purchased and sold hereunder at a Closing Time (or on a Date of Delivery) shall be effective until and unless payment therefor has been made pursuant to Section 3(c) hereof and the Company shall have furnished or caused to be furnished to you at such Closing Time (or Date of Delivery) certificates and other evidence reasonably satisfactory to you of the execution of a book-entry transfer of such Offered Securities in the form of Book-Entry Debt Securities or ADSs, as the case may be, through the facilities of The Depository Trust Company in favor of the Underwriters.

         SECTION 4. Certain Covenants of the Company. The Company covenants with you and with each Underwriter as follows:

      (a) If reasonably requested by you in connection with each offering of the Offered Securities, the Company will prepare a preliminary prospectus supplement containing such information as you and the Company deem appropriate, and, immediately following the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement containing such information concerning the Offered Securities as you and the Company deem appropriate in connection with the offering of the Offered Securities. The Company will promptly transmit copies of such Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

      (b) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions in the United States as you may designate and to maintain such qualifications in effect for as long as may be required for the distribution of the Offered Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Offered Securities have been qualified as above provided.

      (c) The Company will make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 of the 1933 Act Regulations).

      (d) Between the date of the applicable Terms Agreement and the Closing Time with respect to the Offered Securities, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any securities of the Company which are substantially similar to the Offered Securities, other than as set forth in such Terms Agreement.

      (e) To the extent specified in the Terms Agreement, the Company will use its best efforts to (i) effect the authorization of the Offered Securities for listing on the New York Stock Exchange, Inc. at the applicable Closing Time or
(ii) ensure that by the applicable Closing Time the Financial Services Authority, in its capacity as the United Kingdom Listing Authority (the "UKLA"), will have granted permission for the admission of the Offered Securities to the Official List subject to allotment and the London Stock Exchange plc will have granted permission for the admission of the Offered Securities to trading or
(iii) effect the authorization of the Offered Securities for listing on the Luxembourg Stock Exchange, subject to their issuance.

      (f) The Company shall, on or before the date of the publication of the listing particulars, if any, in relation to the Offered Securities, deliver a copy thereof to the Registrar of Companies in England and Wales in accordance with the applicable regulations, if so required by such applicable regulations.

      (g) If the Offered Securities include Debt Securities, the Company also covenants with you and with each Underwriter as follows:

               (i) The Company will not at any time file or make any amendment to the Registration Statement or any amendment or supplement to the Prospectus, of which you shall not have previously been advised and furnished a copy or to which you or counsel for the Underwriters shall reasonably object; provided, however that if the Underwriters have made a good faith objection to the filing of any such amendment or supplement and the Company reasonably believes such filing is required by applicable law or regulation, the Company shall be permitted to make such filing.

               (ii) The Company has furnished or will furnish to you as many signed copies of the Registration Statement as originally filed and of all amendments thereto, including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus, whether filed before or after the Registration Statement became effective, and signed copies of all consents and certificates of experts, as you may reasonably request and has furnished or will furnish to you, for each other Underwriter, one conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits).

               (iii) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission thereunder, the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement, the applicable Terms Agreement and the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters and counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(g)(i), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

               (iv) The Company will, while the completion of the distribution of any Offered Debt Securities is pending, notify each of you promptly, and confirm the notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any supplement to the Prospectus, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

               (v) In respect of a series of Debt Securities, which must be redeemed before the first anniversary of the date of its issue, the Company will issue such Debt Securities only if the following conditions apply (or the Debt Securities can otherwise be issued without contravention of section 19 of the FSMA): (a) each relevant Underwriter represents, warrants and agrees in the terms set out in Section 2(a); and
      (b) the redemption value of each such Debt Security is not less than (pound)100,000 (or an amount of equivalent value denominated wholly or partly in a currency other than sterling), and no part of any Debt Security may be delivered unless the redemption value of that part is not less than (pound)100,000 (or such an equivalent amount).

      (h) If the Offered Securities include Shares, the Company also covenants with you and each Underwriter as follows:

               (i) The Company will not while the completion of the distribution of such Offered Securities is pending, file or make any amendment to the Registration Statement or the ADS Registration Statement, or any amendment or supplement to the Prospectus, of which you shall not have previously been advised and furnished a copy or to which you or counsel for the Underwriters shall reasonably object; provided, however that if the Underwriters have made a good faith objection to the filing of any such amendment or supplement and the Company reasonably believes such filing is required by applicable law or regulation, the Company shall be permitted to make such filing.

               (ii) The Company has furnished or will furnish to you as many signed copies of the Registration Statement and the ADS Registration Statement as originally filed and of all amendments thereto, including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus, whether filed before or after the Registration Statement or the ADS Registration Statement became effective, and signed copies of all consents and certificates of experts, as you may reasonably request and has furnished or will furnish to you, for each other Underwriter, one conformed copy of the Registration Statement and the ADS Registration Statement as originally filed and each amendment thereto (without exhibits).

               (iii) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the rules and regulations of the Commission thereunder so as to permit the completion of the distribution of the Offered Securities as contemplated in this Agreement, the applicable Terms Agreement and the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters and counsel for the Company, to amend the Registration Statement or amend the ADS Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend the ADS Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(h)(i), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement, the ADS Registration Statement or the Prospectus comply with such requirements.

               (iv) The Company will, while the completion of the distribution of any Offered Shares is pending, notify each of you promptly, and confirm the notice in writing, of (i) the effectiveness of any amendment to the Registration Statement or the ADS Registration Statement, (ii) the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) the receipt of any comments from the Commission with respect to the Registration Statement, the ADS Registration Statement, the Prospectus or any supplement to the Prospectus, (iv) any request by the Commission for any amendment to the Registration Statement or the ADS Registration Statement or any amendment or supplement to the Prospectus or for additional information and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

               (v) The Company will comply with the Deposit Agreement so that ADRs evidencing any ADSs representing Offered Shares will be executed and delivered by the Depositary to the Underwriters at the applicable Closing Time or Date of Delivery as the case may be.

         SECTION 5. Payment of Expenses. The Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement and any applicable Terms Agreement, including (a) the printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the ADS Registration Statement, any preliminary prospectus and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the printing and distribution of this Agreement (including any applicable Terms Agreement), the Debt Security Deposit Agreement, the Deposit Agreement, the Designated Indenture, the Offered Securities, the ADSs, the ADRs and the Blue Sky Survey,
(c) the delivery of the Offered Debt Securities to the Debt Security Depositary and/or the Offered Shares to the Depositary and the Book-Entry Debt Securities and/or ADSs to the Underwriters, including any stock transfer taxes payable upon the delivery of the Offered Debt Securities to the Debt Security Depositary and/or the Offered Shares to the Depositary and/or the sale of the Book-Entry Debt Securities and/or the ADSs to the Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Offered Securities under the applicable securities laws in accordance with
Section 4(b) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey (such counsel's fees and disbursements not to exceed $?, (f) the costs and charges of the Depositary, the Book-Entry Depositary and any transfer agent or registrar, (g) the fees of rating agencies,
(h) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Designated Indenture and the Offered Debt Securities, (i) all expenses and listing fees in connection with the listing of the Offered Securities on the New York Stock Exchange, Inc. and the London Stock Exchange plc and the Luxembourg Stock Exchange, (j) all expenses and taxes for which the Company may at any time be liable, including, without limitation, any stamp duty, capital, withholding, transfer or other tax, incident to the issue and delivery by the Company of the Offered Debt Securities to the Book-Entry Depositary and/or the Offered Shares to the Depositary or of the Book-Entry Debt Securities and/or the ADSs to the Underwriters and the sale and delivery of the Book-Entry Debt Securities and/or the ADSs evidenced by ADRs by the Underwriters to the initial purchasers thereof (provided that such sale and delivery by the Underwriters takes place outside the United Kingdom), and up to the amount specified in the applicable Terms Agreement as reimbursement for the out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters, incurred by the Underwriters in connection with the transactions contemplated hereby, payable to you, for the account of the Underwriters.

         If a Terms Agreement is terminated by you in accordance with the provisions of Section 6, 11(a)(i) or 13, the Company shall reimburse the Underwriters for all their out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters.

         SECTION 6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Offered Securities pursuant to any Terms Agreement (including any Option Securities as to which the option described in Section 3 has been granted by the Terms Agreement and exercised and the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of the Company's officers delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and obligations hereunder, and to the following further conditions:

      (a) At the applicable Closing Time, no stop order suspending the effectiveness of the Registration Statement, or the ADS Registration Statement (if the Offered Securities include Shares) shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

      (b) At the applicable Closing Time you shall have received a signed opinion of Norton Rose, English solicitors to the Company, dated as of the applicable Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) The Company has been duly incorporated in and registered as a public limited company under the laws of England and Wales and has the requisite corporate capacity to own, lease and operate its properties and conduct its business as described in the Prospectus.

               (ii) This Agreement and the applicable Terms Agreement have been duly authorized and executed by the Company.

               (iii) The statements with respect to matters of English law and regulations set out in the Prospectus, as amended or supplemented, under the heading "Taxation," insofar as such statements constitute a summary of the legal matters under the laws of the United Kingdom referred to therein, are accurate in all material respects.

               (iv) Under English law and practice as currently applied, such counsel believe that the choice of New York law as the governing law of this Agreement will be recognised and upheld by the English Courts.

               (v) The Underwriters can seek to enforce by proceedings in the English Courts their rights against the Company under this Agreement and (save as mentioned below) such access will not be subject to any conditions which are not applicable to residents of the United Kingdom, a British Citizen or a company incorporated in any part of the United Kingdom; but, (A) an English court may stay an action where it is of the opinion that, without injustice to the plaintiff, an action in another forum would be more convenient and (B) an English court may, at its discretion, order a plaintiff in an action, being a party who is not ordinarily resident in some part of the United Kingdom, to provide security for costs (including fees of counsel).

               (vii) If the Offered Securities include Debt Securities, such counsel's signed opinion shall also state that:

                  (A) The Offered Debt Securities have been duly authorized by the Company and, subject to the Offered Debt Securities having been duly authenticated by the Trustee in the manner described in its certificate delivered to you at the Closing Time or Date of Delivery, as the case may be (which fact such counsel need not determine by an inspection of the Offered Debt Securities), the Offered Debt Securities have been duly executed, issued and delivered by the Company and the provisions specified to be governed by English law constitute valid, binding and enforceable obligations of the Company entitled to the benefits of the Designated Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (B) The provisions of the Offered Debt Securities relating to subordination conform in all material respects as to legal matters to the description thereof contained in the Prospectus and the Prospectus Supplement under the headings "Description of Subordinated Debt Securities."

                  (C) Each of the Debt Security Deposit Agreement and the Designated Indenture has been duly authorized and executed by the Company.

                  (D) No authorizations, approvals, consents or licenses of the United Kingdom or of any U.K. governmental instrumentality, authority or court are required by law for the valid authorization, issuance and delivery of the Offered Debt Securities or the sale of the Book-Entry Debt Securities pursuant to this Agreement or to effect interest and all other payments (including on redemption) in United States dollars on the Offered Debt Securities except as have been obtained or made and remain in effect.

                  (E) Except as disclosed in the Prospectus, the Prospectus Supplement or the Registration Statement on the basis of United Kingdom law and published practice followed by the United Kingdom Inland Revenue at such Closing Time, no stamp duty, capital duty, registration or other issue or documentary taxes are payable in the United Kingdom on (A) the creation, issue or delivery by the Company of the Offered Debt Securities, or (B) assuming all of the following transactions (except the execution and delivery of the Debt Security Deposit Agreement and the deposit of the Offered Debt Securities thereunder by the Company) take place outside the United Kingdom and any instruments of transfer remain at all times outside the United Kingdom, the deposit of the Offered Debt Securities under the Debt Security Deposit Agreement by the Company, the purchase by the Underwriters of the Book-Entry Debt Securities, the sale and delivery by the Underwriters of the Book-Entry Debt Securities, the execution and delivery of this Agreement, the Debt Security Deposit Agreement or the applicable Terms Agreement or the consummation of the transactions contemplated hereby.

                  (F) Except as disclosed in the Prospectus, the Prospectus Supplement or the Registration Statement, on the basis of United Kingdom law and published practice followed by the United Kingdom Inland Revenue at such Closing Time, no taxes, levies, imposts or charges are required to be deducted or withheld from any payment of interest by the Company to holders of the Offered Debt Securities provided that the global securities representing such Offered Debt Securities are and continue to be quoted on the New York Stock Exchange, the London Stock Exchange or the Luxembourg Stock Exchange.

                  (G) The execution and delivery of this Agreement, the Terms Agreement, the Designated Indenture and the Debt Security Deposit Agreement, the issuance and delivery of the Offered Debt Securities, the sale of the Book-Entry Debt Securities, the consummation by the Company of the transactions contemplated in this Agreement, the applicable Terms Agreement, the Designated Indenture and the Debt Security Deposit Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement, the Designated Indenture, the applicable Terms Agreement and the Debt Security Deposit Agreement do not and will not result in any violation of the Memorandum or Articles of Association of the Company.

               (viii) If the Offered Securities include Shares, such counsel's signed opinion shall also state that:

                  (A) The Offered Shares have been duly authorized and (subject to payment therefor in accordance with the applicable Terms Agreement) will be validly issued, fully paid and non-assessable; and the Offered Shares are not subject to the preemptive rights of any shareholder of the Company.

                  (B) The Offered Shares conform in all material respects as to legal matters to the description thereof contained in the Prospectus and the relevant supplement to the Prospectus under the headings "Description of Dollar Preference Shares" and "Certain Terms of the [insert series name(s)] Dollar Preference Shares," respectively.

                  (C) The Deposit Agreement has been duly authorized and executed by the Company.

                  (D) No authorizations, approvals, consents or licenses of the United Kingdom or of any U.K. governmental instrumentality, authority or court are required by law for the valid authorization, allotment, issuance and delivery of the Offered Shares or the sale of the ADSs pursuant to this Agreement or to effect dividend and all other payments (including on redemption) in United States dollars on the Offered Shares except as have been obtained or made and remain in effect.

                  (E) Except as disclosed in the Prospectus or Prospectus Supplement on the basis of United Kingdom law and published practice followed by the United Kingdom Inland Revenue at such Closing Time, no stamp duty, capital duty, registration or other issue or documentary taxes are payable in the United Kingdom on (A) the creation, issue or delivery by the Company of the Offered Shares or (B) assuming all of the following transactions (except the execution and delivery of the Deposit Agreement and the deposit of the Offered Shares thereunder by the Company) take place outside the United Kingdom and any instruments of transfer remain at all times outside the United Kingdom, the deposit of the Offered Shares under the Deposit Agreement by the Company, the purchase by the Underwriters of the ADSs (evidenced by ADRs), the sale and delivery by the Underwriters of the ADSs (evidenced by ADRs), the execution and delivery of this Agreement, the Deposit Agreement or the applicable Terms Agreement or the consummation of the transactions contemplated hereby.

                  (F) Except as disclosed in the Prospectus, on the basis of United Kingdom law and published practice followed by the United Kingdom Inland Revenue at such Closing Time, no taxes, levies, imposts or charges are required to be deducted or withheld from any payment of a dividend by the Company to Eligible U.S. Holders (as defined in the Registration Statement) in respect of the Offered Shares although a deduction (exceeding the amount of, and so preventing the payment of, such tax credit) will be withheld from a payment of any tax credit to which such an Eligible U.S. Holder is entitled under the U.K./U.S. Double Taxation Convention relating to income and capital gains.

                  (G) The execution and delivery of this Agreement, the Terms Agreement and the Deposit Agreement, the issuance and delivery of the Offered Shares, the sale of the ADSs, the consummation by the Company of the transactions contemplated in this Agreement, the applicable Terms Agreement and the Deposit Agreement and in the Registration Statement and the ADS Registration Statement and compliance by the Company with the terms of this Agreement, the applicable Terms Agreement and the Deposit Agreement do not and will not result in any violation of the Memorandum or Articles of Association of the Company.

         The opinion of such counsel may state that their opinion is limited only to matters of English law. In rendering such opinion, such counsel may rely on such qualifications and assumptions as are customary and (without limitation)
(A) rely as to matters of fact upon certificates of directors or officers of the Company and certificates of public officials, (B) assume that any document referred to in their opinion and executed by the Company has been duly authorized, executed and delivered pursuant to the laws of the State of New York and of the United States or England and that the obligations of the Company constitute legal, valid and binding obligations under the laws of the State of New York and of the United States and (C) rely as to matters governed by the laws of the State of New York and of the United States upon the opinion or opinions of Cleary, Gottlieb, Steen & Hamilton rendered pursuant to Section 6(d) hereof.

      (c) At the applicable Closing Time, you shall have received a signed opinion of the Group General Manager, Legal and Compliance, or the Deputy Group Legal Advisor to the Company, dated as of the applicable Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) He has requested from the Company the originals or complete and accurate copies of all mortgages, charges and other documents creating security interests which the Company may have issued or given, and any trust deeds and loan agreements relating thereto to which the Company may be a party as a borrower, in each case, insofar as they create or provide for the issue of loan stock, notes, bonds or other forms of secured or unsecured indebtedness by way of loan capital or long-term borrowing other than deposits (collectively, the "Debenture Documents") and he has made a search of the files of the Company and each Significant Subsidiary (as such term is defined in Rule 1-02 of Regulation S-X of the Commission) incorporated under the laws of England and Wales at the English Companies Registry.

               (ii) He has examined such searches and the Debenture Documents supplied to him and that upon the basis of such examination, he is of the opinion that the execution and delivery of this Agreement, the applicable Terms Agreement and the Deposit Agreement, if the Offered Securities include Shares, or the Designated Indenture and the Debt Security Deposit Agreement, if the Offered Securities include Debt Securities, the issuance and delivery of the Offered Securities, the sale of the ADSs, as applicable, the consummation by the Company of the transactions contemplated in such agreements and in the Registration Statement and the ADS Registration Statement, if the Offered Securities include Shares, and compliance by the Company with the terms of such agreements do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, charge or security interest upon any property or assets of the Company pursuant to the terms of any such Debenture Documents, which would have a materially adverse effect on the financial condition or general affairs of the Company and its subsidiaries (considered as one enterprise).

               (iii) The present authorized and issued share capital of the Company is as set forth or incorporated by reference in the Prospectus and all of such issued share capital is validly authorized and issued, fully paid and non-assessable.

         Such opinion may state that it is limited to matters of English law. In rendering such opinion the Group General Manager, Legal and Compliance of HSBC Holdings plc, or the Deputy Group Legal Advisor of HSBC Holdings plc as the case may be, may (A) rely as to matters of fact upon certificates of directors or officers of the Company and certificates of public officials, (B) assume that any document referred to in his opinion and executed by the Company has been duly authorized, executed and delivered pursuant to the laws of the State of New York and of the United States or of England (as the case may be) and that the obligations of the Company constitute legal, valid and binding obligations under the laws of the State of New York and of the United States or of England and (C) rely as to matters governed by the laws of the State of New York and of the United States upon the opinion and letter of Cleary, Gottlieb, Steen & Hamilton rendered pursuant to Section 6(d) hereof.

      (d) At the applicable Closing Time you shall have received a signed opinion and letter of Cleary, Gottlieb, Steen & Hamilton, U.S. counsel for the Company, dated as of the applicable Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) The statements set forth under the heading "Taxation" in the Prospectus, insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Offered Securities.

               (ii) The issuance and sale of the Offered Securities to the Underwriters pursuant to this Agreement, and the performance by the Company of its obligations in this Agreement and the Terms Agreement, (A) do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York, except such as have been obtained or effected under the 1933 Act and the 1939 Act (but, such counsel need not opine as to consents, approvals, authorizations, registrations or qualifications that may be required under the 1939 Act if the Offered Securities do not include Debt Securities), and (B) will not conflict with and do not result in a breach or violation of any law of the United States or the State of New York, or with respect to the United States or the State of New York, any judgement, decree or order of any court having jurisdiction over the Company or its properties.

               (iii) Under the laws of the State of New York relating to submission to jurisdiction, the Company has validly and irrevocably submitted to the jurisdiction of any United States or state court located in the State of New York, county of New York, and has validly appointed HSBC Bank USA as its initial authorized agent for the purpose described in
      Section 16.

               (iv) If the Offered Securities include Debt Securities, such counsel's opinion shall also state that:

                  (A) The Designated Indenture has been duly executed and delivered by the Company under the federal laws of the United States and the laws of the State of New York and qualified under the 1939 Act, and assuming due authorization, execution and delivery by the Trustee, is a valid, binding and enforceable agreement of the Company, subject as to enforcement by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

                  (B) The Debt Security Deposit Agreement has been duly executed and delivered by the Company under the federal laws of the United States and the laws of the State of New York and assuming due authorization, execution and delivery by the Debt Security Depositary, is a valid, binding and enforceable agreement of the Company, subject to the enforcement by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

                  (C) The Company is not an "investment company" within the meaning of the 1940 Act, and the offer and sale of the Offered Debt Securities in the United States will not subject the Company to registration under, or result in a violation of, the 1940 Act.

                  (D) The statements set forth under the headings "Description of Subordinated Debt Securities" in the Prospectus and "Description of the Subordinated Debt Securities" in the Prospectus Supplement, insofar as such statements purport to summarize certain provisions of the Offered Securities or the Designated Indenture, provide a fair summary of such provisions.

                  (E) The performance by the Company of its obligations in the Designated Indenture and the Debt Security Deposit Agreement, (A) do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York, except such as have been obtained or effected under the 1933 Act and the 1939 Act, and (B) will not conflict with and do not result in a breach or violation of any law of the United States or the State of New York, or with respect to the United States or the State of New York, any judgement, decree or order of any court having jurisdiction over the company or its properties.

               (v) If the Offered Securities include Shares, such counsel's opinion shall also state that:

                  (A) The Deposit Agreement has been duly executed and delivered by the Company under the federal laws of the United States and the laws of the State of New York and, assuming due authorization and execution by the Depositary, is a valid, binding and enforceable agreement of the Company, subject as to enforcement by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

                  (B) The Company is not an "investment company" within the meaning of the 1940 Act, and the offer and sale of the Offered Shares in the United States will not subject the Company to registration under, or result in a violation of, the 1940 Act.

                  (C) Upon due issuance by the Depositary of ADRs against the deposit of Offered Shares in accordance with the provisions of the Deposit Agreement and due execution by one of the Depositary's officers, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement.

                  (D) The statements set forth under the heading "Description of American Depositary Receipts" in the Prospectus, insofar as such statements purport to summarize certain provisions of the Deposit Agreement, provide a fair summary of such provisions.

                  (E) The performance by the Company of its obligations in the Deposit Agreement, (A) do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York, except such as have been obtained or effected under the 1933 Act, and
         (B) will not conflict with and do not result in a breach or violation of any law of the United States or the State of New York, or with respect to the United States or the State of New York, any judgement, decree or order of any court having jurisdiction over the Company or its properties.

             In giving their opinion, Cleary, Gottlieb, Steen & Hamilton may rely as to all matters governed by the laws of the United Kingdom upon the opinions rendered pursuant to Section 6(b) and (c) hereof.

             Cleary, Gottlieb, Steen & Hamilton shall additionally state that,

               (i) The Registration Statement (except the financial statements and schedules and other financial and statistical data included therein, and Exhibit 25, to the Form F-3, as to which they need express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and, if Offered Debt Securities are being issued, the 1939 Act, as amended, and the rules and regulations thereunder. In addition, they do not know of any contracts or other documents of a character required to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required.

               (ii) No information has come to their attention that causes them to believe that (i) the Registration Statement including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data included therein, as to which they need express no view), at the time it became effective, contained they need any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) No information has come to their attention that causes them to believe that the Prospectus including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data included therein, as to which they need express no view), as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (e) At the applicable Closing Time, you shall have received a signed opinion of United States counsel for the Underwriters, dated as of the applicable Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to you.

      (f) At the applicable Closing Time, you shall have received a signed opinion of English solicitors for the Underwriters, dated as of the applicable Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to you.

      (g) At the applicable Closing Time, (i) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the financial condition, earnings or general affairs of the Company and its subsidiaries (considered as one enterprise), (ii) the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time pursuant to this Agreement, the applicable Terms Agreement or the Deposit Agreement, if the Offered Securities include Shares or the Debt Security Deposit Agreement and the Designated Indenture, if the Offered Securities include Debt Securities, and (iii) each of the representations and warranties of the Company set forth in Section 1(a) shall be accurate in all material respects as though expressly made at and as of the applicable Closing Time. At the applicable Closing Time, you shall have received a certificate of the Chief Executive Officer or any other executive officer of the Company and the Chief Financial Officer or the Financial Controller of the Company, dated as of the applicable Closing Time, to such effect.

      (h) If such letter is being delivered less than 135 days after the date of the accountants' last audit of the Company's financial statements or their last review under SAS 71, on the date the applicable Terms Agreement is executed by the Company, you shall have received from KPMG Audit plc a letter, dated such date, in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, substantially in the form annexed hereto at Annex A.

      (i) At the applicable Closing Time, you shall have received from KPMG Audit plc a letter, in form and substance satisfactory to you and dated as of the applicable Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 6(h), except that the specified date referred to shall be a date not more than five days prior to the applicable Closing Time.

      (j) If the Offered Securities include Shares, at the applicable Closing Time, Emmet, Marvin & Martin LLP, counsel to the Depositary, shall have furnished to the Underwriters their written opinion, dated the Closing Time, in form and substance reasonably satisfactory to you, to the effect that (a) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid, binding and enforceable obligation of the Depositary and (b) the ADRs issued under and in accordance with the provisions of the Deposit Agreement to evidence the ADSs representing the Offered Debt Securities will entitle the holders thereof to the rights specified therein and in the Deposit Agreement.

      (k) If the Offered Securities include Debt Securities in the form of Book-Entry Debt Securities, at the applicable Closing Time, counsel to the Book-Entry Depositary shall have furnished to the Underwriters their written opinion, dated the Closing Time, in form and substance reasonably satisfactory to you, to the effect that (a) the Debt Security Deposit Agreement has been duly authorized, executed and delivered by the Book- Entry Depositary and constitutes a valid, binding and enforceable obligation of the Book-Entry Depositary and (b) the Book-Entry Debt Securities issued under and in accordance with the provisions of the Debt Security Deposit Agreement will entitle the holders thereof to the rights specified therein and in the Debt Security Deposit Agreement.

      (l) At the Closing Time, U.S. counsel and English solicitors for the Underwriters shall have been furnished with all such documents, certificates, resolutions and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as contemplated in this Agreement and the matters referred to in Sections 6(e) and 6(f) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Offered Securities as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to U.S. counsel and English solicitors for the Underwriters.

      (m) If the Terms Agreement provides that the Offered Securities shall be listed (i) on the New York Stock Exchange, then at the applicable Closing Time, the Offered Securities shall have been duly authorized for listing by the New York Stock Exchange, Inc. or (ii) on the London Stock Exchange plc, then at the applicable Closing Time the UKLA will have granted permission for the admission of the Offered Securities to the Official List subject to allotment and the London Stock Exchange plc will have granted permission for the admission of the Offered Securities to trading or (iii) on the Luxembourg Stock Exchange, then at the applicable Closing Time the Luxembourg Stock Exchange shall have authorized the Offered Securities for listing subject to their issuance.

      (n) Subsequent to the date of the applicable Terms Agreement, no downgrading shall have occurred in the rating accorded the Offered Securities by Moody's Investors Services, Inc. or Standard & Poor's Corporation.

      (o) Subsequent to the date of the applicable Terms Agreement, there shall not have been any change in U.S. or U.K. taxation directly and materially adversely affecting U.S. purchasers of the Offered Securities or the imposition of exchange controls by the United States or the United Kingdom directly and materially affecting the Company's ability to pay interest or dividends in U.S. dollars.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the applicable Terms Agreement may be terminated by you on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5 herein. Notwithstanding any such termination, the provisions of Sections 8, 9 and 10 herein shall remain in effect.

         SECTION 7. Conditions to Purchase of Option Securities. In the event that the Company grants to the Underwriters the option described in Section 3 to purchase all or any of the Option Securities, the Underwriters exercise such option and the Date of Delivery determined by you after consultation with the Company pursuant to Section 3 is later than the Closing Time, the obligations of the several Underwriters to purchase and pay for the Option Securities that they shall have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder and to the following further conditions:

      (a) Each of the Registration Statement and the ADS Registration Statement (if the Offered Securities include Shares) shall remain effective at the Date of Delivery, and at the Date of Delivery no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement (if the Offered Securities include Shares) shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

      (b) At the Date of Delivery, the provisions of Section 6(g) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received a certificate of the Chief Executive Officer or any other executive officer of the Company, and the Chief Financial Officer or the Financial Controller of the Company, dated as of the Date of Delivery, to such effect.

      (c) At the Date of Delivery, you shall have received a signed opinion of the Group General Manager, Legal and Compliance, of HSBC Holdings plc, or the Deputy Group Legal Advisor to HSBC Holdings plc, in either case dated as of the Date of Delivery, together with signed or reproduced copies of such opinion for each of the Underwriters, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 6(c).

      (d) At the Date of Delivery, you shall have received signed opinions from Norton Rose, English solicitors for the Company, Cleary, Gottlieb, Steen & Hamilton, U.S. counsel for the Company, Emmet, Marvin & Martin LLP, counsel for the Depositary, if the Offered Securities include Shares and the counsel for the Book-Entry Depositary, if the Offered Securities include Debt Securities, together with signed or reproduced copies of such opinions for each of the other Underwriters, in each case in form and substance satisfactory to counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinions required by Sections 6(b), 6(d), 6(j) and 6(k), respectively.

      (e) At the Date of Delivery, you shall have received the signed opinions of U.S. counsel for the Underwriters, and English solicitors for the Underwriters, dated as of the Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinions required by Sections 6(e) and 6(f), respectively.

      (f) At the Date of Delivery, you shall have received a letter from KPMG Audit plc, in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the respective letters furnished pursuant to Section 6(h) and 6(i), except that the specified date referred to shall be a date not more than five days prior to the Date of Delivery.

      (g) At the Date of Delivery, U.S. counsel and English solicitors for the Underwriters shall have been furnished with all such documents, certificates, resolutions and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Option Securities as contemplated in this Agreement and the matters referred to in Sections 6(e) and 6(f) in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Date of Delivery in connection with the authorization, issuance and sale of the Option Securities as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to U.S. counsel and English solicitors for the Underwriters.

      SECTION 8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the ADS Registration Statement (or any amendment thereto), if the Offered Securities include Shares, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any govenmental agency or body, commenced or threatened, or of any claim whatsoever based on any such untrue statement or omission, or any such alleged untrue statement or omission, provided such settlement is effected with the written consent of the Company; and

            (ii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation or investigation or proceeding by any govenmental agency or body, commenced or threatened, or any claim whatsoever based on any such untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the Registration Statement (or any amendment thereto), the ADS Registration Statement (or any amendment thereto), if the Offered Securities include Shares, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement (including its authorized representative) or the ADS Registration Statement, its agent for service of process in the United States and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), the ADS Registration Statement (or any amendment thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto), the ADS Registration Statement (or any amendment thereto), or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (c) Each indemnified body shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

      No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceedings by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this
Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         SECTION 9. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 8 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters of each offering of Offered Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses, as incurred, of the nature contemplated by said indemnity agreement incurred by the Company and one or more of such Underwriters in respect of such offering in such proportions as will reflect the relative benefits from the offering of such Offered Securities received by the Company on the one hand and by such Underwriters on the other hand, taking into account the portion of the proceeds of such offering realized by each, provided that, if the Offered Securities are offered by Underwriters at an initial public offering price set forth in a supplement to the Prospectus, the relative benefits shall be deemed to be such that the Underwriters shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount appearing in such supplement bears to the initial public offering price appearing therein and the company shall be responsible for the balance; provided however, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement (including its authorized representative), and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

         SECTION 10. Representations Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any termination of this Agreement, or any investigation made by or on behalf of the Company or any Underwriter or controlling person and will survive delivery of and payment for any Offered Securities.

         SECTION 11. Termination of Agreement. (a) This Agreement shall be subject to termination in the absolute discretion of the Underwriters by notice given to the Company by the Underwriter or the Underwriters designated as the lead underwriter(s) with respect to an offering of Securities on behalf of the Underwriters at any time at or prior to the Closing Time, if prior to such time there has occurred any (A)(1) suspension of trading in any securities issued by the Company (other than in connection with a redemption of securities), or (2) suspension or material limitation of trading generally on or by, as the case may be, the New York Stock Exchange or the London Stock Exchange plc or the United States over-the-counter market or the establishment of minimum prices on either of such exchanges or such market in any of the foregoing cases by the Commission or such exchange or other regulatory or governmental body having jurisdiction,
(B) declaration of a general moratorium on commercial banking activities in New York or England by either Federal or New York State or English authorities, (C) outbreak or escalation of hostilities involving the United States or the United Kingdom, declaration of a national emergency or war by the United States or the United Kingdom or any other substantial international calamity or crisis or (D) material adverse change in the existing financial, political or general economic conditions in the United States or the United Kingdom, including any effect of international conditions on such conditions in the United States or the United Kingdom, that, in the reasonable judgment of the Underwriters is material and adverse and in the case of any of the events specified in clauses (C) or (D), such event singly or together with any other such event makes it, in the reasonable judgment of the Underwriters, impracticable to market or sell the Offered Debt Securities on the terms and in the manner contemplated herein.

         SECTION 12. Default by One or More of the Underwriters. If one or more of the Underwriters participating in an offering of Offered Securities shall fail at the applicable Closing Time to purchase the Offered Securities, in the form of Book-Entry Debt Securities, ADSs or otherwise, that it or they are obligated to purchase pursuant to the applicable Terms Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

      (a) if the number of Defaulted Securities does not exceed 10% of the total number of Offered Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of all non-defaulting Underwriters, or

      (b) if the number of Defaulted Securities exceeds 10% of the total number of the Offered Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement and the applicable Terms Agreement.

         In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the applicable Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement, ADS Registration Statement or Prospectus (including any supplement thereto) or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter pursuant to this Section.

         SECTION 13. Default by the Company. If the Company shall fail at the Closing Time to sell and deliver the number of Offered Securities that it is obligated to sell pursuant to the applicable Terms Agreement, then the applicable Terms Agreement shall terminate without any liability on the part of any non-defaulting party except to the extent provided in Section 5 hereof and except that the provisions of Sections 8, 9 and 10 hereof shall remain in effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         SECTION 14. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication.
Notices to you or the Underwriters shall be directed to you at              ;
and notices to the Company shall be directed to it at 8 Canada Square, London E14 5HQ, attention of D J Flint, Group Finance Director.

         SECTION 15. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company and any Terms Agreement shall inure to the benefit of and be binding upon the Company and any Underwriter who becomes a party to a Terms Agreement and their respective successors. Nothing expressed or mentioned in this Agreement or a Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or a Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof or thereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 16. Submission to Jurisdiction. The Company irrevocably agrees that any suit, action or proceeding against the Company brought by any Underwriter or by any person who controls any Underwriter, arising out of or based upon this Agreement, the Designated Indenture or any applicable Terms Agreement or the transactions contemplated hereby or thereby may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York, and irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and irrevocably submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed HSBC Bank USA, 452 Fifth Avenue, New York, New York 10018-2706 (c/o Issuer Services) as its Authorized Agent (the "Authorized Agent") upon whom process may be served in any such suit, action or proceeding arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, New York, by any Underwriter or by any person who controls any Underwriter, and the Company expressly consents to the jurisdiction of any such court in respect of any such suit, action or proceeding, and waives any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company. Notwithstanding the foregoing, any suit, action or proceeding based on this Agreement or any Terms Agreement may be instituted by any Underwriter in any competent court in the United Kingdom.

         SECTION 17. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York. Specified times of the day refer to New York City time.

         SECTION 18. Counterparts. This Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement. If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof.

                                               Very truly yours,


                                               HSBC HOLDINGS PLC



                                               By:
                                                   --------------------------
                                                   Name:
                                                   Title:



Confirmed and accepted as of the date first above written:

                                     Annex A


                            [Form of Comfort Letter]